El PASO CORPORATION OWNERSHIP LIST as of December 31, 2004	EXHIBIT 21

		%
ENTITY NAME	OWNER	OWNERSHIP

3082263 Nova Scotia Limited (Nova Scotia)	El Paso Production Oil & Gas Company	100

Acajutla (Cayman) Company (Cayman Islands)	El Paso Energy Acajutla Company	100

Agropecuaria Santo Antonio Ltda. (Brazil)	El Paso Energy International do Brasil Ltda.	.0002
	Termo Norte Energia Ltda.	99.9997
	Unaffiliated Parties	.0002

Agua del Cajon (Cayman) Company (Cayman Islands)	El Paso Neuquen Holding Company	100
	Note: EPED B Company owns 100% of the Cumalative Preferred Stock.

Aguaytia Energy del Peru S.R. Ltda. (Peru)	Aguaytia Energy L.L.C.	22.0454
	Unaffiliated Parties	77.0546

Aguaytia Energy L.L.C. (DE)	EPED Aguaytia Company	24.3
	The Maple Gas Development Corporation	16.96
	Unaffiliated Parties	58.74

Alpheus Communications, L.P. (DE)	Zipline, L.L.C. (GP)	1
	El Paso Telecom, L.L.C. (LP)	71
	Unaffiliated Parties (LP)	28

American Natural Resources Company (DE)	El Paso CNG Company, L.L.C.	100

Americas Generation Corp. (Panama)	Americas Holding Corp.	100

	Coastal Power Panama Investor, S.A.	49.9
Americas Holding Corp. (Panama)	Unaffiliated Parties	50.1

Amethyst Power Holdings, L.L.C. (DE)	Garnet Power Holdings, L.L.C.	100

Andros Ltd. (Cayman Islands)	Coastal Securities Company Limited	100

	El Paso Midwest Company	50
ANR Advance Holdings, Inc. (DE)	Unaffiliated Parties	50

ANR Alliance Pipeline Company Canada, Inc.	ANR Pipeline Company	100
(New Brunswick)

ANR Blue Lake Company (DE)	ANR Storage Company	100

ANR Capital Corporation (DE)	ANR Pipeline Company	100

ANR Development Corporation (DE)	El Paso CGP Company	100

ANR Eaton Company (MI)	ANR Storage Company	100

ANR Jackson Company (DE)	ANR Storage Company	100

ANR Northeastern Gas Storage Company (DE)	ANR Storage Company	100

ANR Pipeline Company (DE)	El Paso ANR Investments, L.L.C.	100

ANR Real Estate Corporation (DE)	ANR Development Corporation	100

ANR Storage Company (MI)	El Paso ANRS Investments, L.L.C.	100

ANR Transportation Services Company (DE)	El Paso CGP Company	100

ANR Venture Eagle Point Company (DE)	American Natural Resources Company	100

ANR Venture Management Company (DE)	American Natural Resources Company	100

ANR Western Coal Development Company (DE)	El Paso CNG Company, L.L.C.	100

ANR Western Storage Company (DE)	ANR Storage Company	100

ANRV Eagle Point, L.P. (DE)	ANRV-EP, Inc. (GP)	1
	Coastal Eagle Point Oil Company (LP)	99

ANRV-EP, Inc. (DE)	El Paso CGP Company	100

Aquamarine Power Holdings, L.L.C. (DE)	Diamond Power Holdings, L.L.C.	100

Arena Power, Ltd. (Cayman Islands)	Coastal Power International IV Ltd.	100

Arizona LNG, L.L.C. (NV)	El Paso Field Services, L.P.	100

BBPP Holdings Ltda. (Brazil)	EPIC Gas International Servicos do Brasil Ltda.	33.3333
	Unaffiliated Parties	66.6667

Bear Creek Storage Company (LA Partnership)	Tennessee Storage Company	50
	Southern Gas Storage Company	50

Berkshire Feedline Acquisition L.P. (MA)	El Paso Energy Pittsfield Corporation	50

With respect to legal entities which are not wholly owned by El Paso Corporation or its wholly owned subsidiaries, we make no representations as to the accuracy or completeness of information provided, including without limitation, the identification of any other affiliates of those non-wholly owned entities whether or not such affiliates are named herein.

		%
ENTITY NAME	OWNER	OWNERSHIP

	Unaffiliated Parties	50

Berkshire Power Company, LLC (MA)	El Paso Berkshire Power I Company, L.L.C.	56.4

	Unaffiliated Parties	43.6

Black Warrior Methane Corp. (AL)	El Paso Production Company	50
	Unaffiliated Parties	50

Black Warrior Transmission Corp. (AL)	El Paso Production Company	50
	Unaffiliated Parties	50

Blue Lake Gas Storage Company (MI)	ANR Blue Lake Company	75
	Unaffiliated Parties	25

Bonneville McKenzie Energy Corporation (Canada)	El Paso Merchant Energy North America Company	50
	Unaffiliated Parties	50

Canyon Creek Compression Company	CIG-Canyon Compression Company	15
(General Partnership) (IL)	Unaffiliated Parties	85

Capitol District Energy Center Cogeneration Associates	ANR Venture Management Company	50
(Joint Venture) (CT)	Mesquite Investors, L.L.C.	50

Cayger Finance Company (Cayman Islands)	EPED B Company	100

CDECCA Property Company, L.L.C. (DE)	Capitol District Energy Center Cogeneration	100
	Associates (Joint Venture)

CEBU Private Power Corporation (Philippines)	East Asia Utilities Corporation	80
	Unaffiliated Parties	20

Cedar Brakes I, L.L.C. (DE)	Mesquite Investors, L.L.C.	100

Cedar Brakes II, L.L.C. (DE)	Mesquite Investors, L.L.C.	100

CEG Finance Company Ltd. (Cayman Islands)	Coastal Power Nicaragua Holding Company Ltd.	90.9091
	Coastal Power Nicaragua Ltd.	9.0909

CFS Louisiana Midstream Company (DE)	El Paso Field Operations Company	100

Chaparral Investors, L.L.C. (DE))	El Paso Chaparral Holding Company (Class B)	19.6
	Limestone Electron, L.L.C. (Class A)	10.5
	Limestone Electron, L.L.C. (Class B)	69.9

Cheyenne Plains Gas Pipeline Company, L.L.C. (DE)	Cheyenne Plains Investment Company, L.L.C.	100

Cheyenne Plains Investment Company, L.L.C. (DE)	El Paso CNG Company, L.L.C.	100

CIG Field Services Company (DE)	Colorado Interstate Gas Company	100

CIG Gas Storage Company (DE)	El Paso CNG Company, L.L.C.	100

CIG Gas Supply Company (DE)	El Paso WIC Investments, L.L.C.	100

CIG Merchant Company (DE)	El Paso CGP Company	100

CIG Resources Company (DE)	El Paso CNG Company, L.L.C.	100

CIG-Canyon Compression Company (DE)	El Paso CNG Company, L.L.C.	100

CIGE Company (DE)	CIGE Holdco, Inc.	100

CIGE Holdco, Inc. (DE)	El Paso CGP Company	100

Citrine FC Company (Cayman Islands)	Emerald Finance, L.L.C.	100

Citrus Corp. (DE)	El Paso Citrus Holdings, Inc.	50
	Unaffiliated Parties	50

Citrus Energy Services, Inc. (DE)	Citrus Corp.	100

Citrus Trading Corp. (DE)	Citrus Corp.	100

Cliffside Helium LLC	CIG Resources Company	4
	Unaffiliated Parties	96

Cliffside Refiners, LP	Colorado Water Supply Company	3.96
	Cliffside Helium LLC	1
	Unaffiliated Parties	95.04

CNG Cayman Two Ltd. (Cayman Islands)	DBNGP Finance Company L.L.C.	76.92
	Unaffiliated Parties	23.08

CNG Labuan One (Australia)	CNG Cayman Two Ltd.	100

Coastal (Bermuda) Petroleum Limited (Bermuda)	Coastal Securities Company Limited	100

Coastal (Cayman Islands) Construction Company Ltd.	Coastal States Management Corporation	100

		%
ENTITY NAME	OWNER	OWNERSHIP

(Cayman Islands)

Coastal (Rotterdam) B.V. (Netherlands)	El Paso Merchant Energy-Petroleum Company	100

Coastal Austral Ltd. (Cayman Islands)	Coastal Cape Horn Ltd.	100

Coastal Australia AC 96-3 Ltd. (Cayman Islands)	El Paso Production Oil & Gas Company	100

Coastal Australia AC 96-4 Ltd. (Cayman Islands)	El Paso Production Oil & Gas Company	100

Coastal Bangchak Power Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal BAS-97 Ltda. (Brazil)	El Paso Brazil, L.L.C.	99.8002
	El Paso Brazil Holdings Company	.1998

Coastal Belcher Petroleum Pte Ltd. (Singapore)	Coastal Securities Company Limited	.2797
	Coastal Cayman Finance Ltd.	99.7203

Coastal Bridger Lake Pipeline Corporation (DE)	El Paso Merchant Energy-Petroleum Company	100

Coastal Canada Gas Inc. (New Brunswick)	Cosbel Petroleum Corporation	100

Coastal Canada Gas Services, Inc. (New Brunswick)	El Paso CGP Company	100

Coastal Canada Petroleum, Inc. (New Brunswick)	Cosbel Petroleum Corporation	100

Coastal Cape Horn Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Cayman Finance Ltd. (Cayman Islands)	Coastal (Bermuda) Petroleum Limited	100

Coastal CFC Ltd. (Cayman Islands)	Coscol Petroleum Corporation	100

Coastal Chem, Inc. (DE)	El Paso CGP Company	100

Coastal Chile Agencia de Naves Limitada (Chile)	Coastal Petroleum N.V. Chile Limitada	99.9
	Coastal Petroleum N.V.	.1

Coastal Chile Comercial Limitada (Chile)	Coastal Petroleum N.V. Chile Limitada	99.9
	Coastal Petroleum N.V.	.1

Coastal Clark Investor Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Clark Manager Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Coal, Inc. (DE)	El Paso Coal Holding, L.L.C.	100

Coastal Development II Ltd. (Cayman Islands)	El Paso Production Oil & Gas Company	100

Coastal Development III Ltd. (Cayman Islands)	El Paso Production Oil & Gas Company	100

Coastal do Brasil Ltda. (Brazil)	Coastal States Management Corporation	99.9999
	El Paso Merchant Energy-Petroleum Company	.0001

Coastal Eagle Point Oil Company (DE)	El Paso CGP Company	51
	ANR Venture Eagle Point Company	49

Coastal Energy of Panama, Inc. (Panama)	Coastal Stock Company Limited	100

Coastal Energy Resources Ltd. (Mauritius)	Coastal India Petroleum Ltd.	100

Coastal Europe Limited (England)	Coastal Stock Company Limited	100

Coastal Finance I (DE)	El Paso CGP Company	100

Coastal Fuels of Puerto Rico, Inc. (DE)	Cosbel Petroleum Corporation	100

Coastal Fuji Oil Ltd. (Cayman Islands)	Coastal Petroleum N.V.	50
	Unaffiliated Parties	50

Coastal Gas Australia Pty Ltd. (Australia)	Coastal Gas International Ltd.	100

Coastal Gas de Mexico S de R.L. de C.V. (Mexico)	Coastal Halcon Pipeline I Ltd.	50
	Coastal Halcon Pipeline II Ltd.	50

Coastal Gas India Holdings Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Gas International Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Gas Storage Victoria Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Gas Storage Victoria Pty Ltd. (Australia)	Coastal Gas Storage Victoria Ltd.	100

Coastal Gusu Heat & Power Ltd. (Cayman Islands)	Coastal Suzhou Investor Ltd.	99
	Coastal Suzhou Manager Ltd.	1

Coastal Halcon Pipeline I Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Halcon Pipeline II Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Henan I Power Ltd. (Cayman Islands)	Coastal Henan Power Ltd.	100

Coastal Henan II Power Ltd. (Cayman Islands)	Coastal Henan Power Ltd.	100

Coastal Henan Power Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal India Petroleum Ltd. (Cayman Islands)	Coscol Petroleum Corporation	100

		%
ENTITY NAME	OWNER	OWNERSHIP

Coastal Indonesia Bangko Ltd. (Cayman Islands)	El Paso Production Oil & Gas Company	100

Coastal International Finance Ltd. (Cayman Islands)	El Paso CNG Company, L.L.C.	100

Coastal Itabo, Ltd. (Cayman Islands)	Coastal Power Dominicana Generation Ltd.	100

Coastal Liquids Partners, L.P. (DE)	El Paso Merchant Energy-Petroleum Company (GP)	.804
	El Paso Merchant Energy-Petroleum Company (LP)	97.002
	El Paso Production Oil & Gas Company (LP)	2.194

Coastal Management Services (Singapore) Pte Ltd. (Singapore)	Coastal Securities Company Limited	100

Coastal Manager Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Mart, Inc. (DE)	El Paso Remediation Company	100

Coastal Mexicana Northeast Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Mexicana Northwest Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Mobile Refining Company (DE)	El Paso CGP Company	100

Coastal Nanjing Investor Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Nanjing Manager Ltd. (Cayman Islands)	Coastal Nanjing Investor Ltd.	100

Coastal Nanjing Power Ltd. (Cayman Islands)	Coastal Nanjing Investor Ltd.	99
	Coastal Nanjing Manager Ltd.	1

Coastal Nejapa Ltd. (Cayman Islands)	Coastal Salvadoran Power Ltd.	87
	Unaffiliated Parties	13

Coastal Offshore Finance Ltd. (Cayman Islands)	Coastal International Finance Ltd.	100

Coastal Offshore Fuels, Inc. (Liberia)	Cosbel Petroleum Corporation	100

Coastal Offshore Insurance Ltd. (Bermuda)	Coastal Offshore Finance Ltd.	100

Coastal Oil & Gas Australia 20 Pty Ltd. (Australia)	Coastal Australia AC 96-3 Ltd.	100

Coastal Oil & Gas Australia 21 Pty Ltd. (Australia)	Coastal Australia AC 96-4 Ltd.	100

Coastal Oil & Gas Australia 283 Pty Ltd. (Australia)	Coastal Development III Ltd.	100

Coastal Oil & Gas Australia Pty Ltd (Australia)	Coastal Development II Ltd.	100

Coastal Oil & Gas Camisea Ltd. (Cayman Islands)	El Paso Production Oil & Gas Company	100

Coastal Oil New England, Inc. (MA)	Cosbel Petroleum Corporation	100

Coastal Oil New York, Inc. (DE)	Cosbel Petroleum Corporation	100

Coastal Palembang Power (Singapore) Pte Ltd. (Singapore)	Coastal Palembang Power Ltd.	100

Coastal Palembang Power Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Peenya Investor Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Peenya Manager Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Peenya Power Ltd. (Mauritius)	Coastal Peenya Investor Ltd.	99
	Coastal Peenya Manager Ltd.	1

Coastal Petrochemical International (L) Limited (Labuan)	Coastal Petrochemical International A.V.V.	100

Coastal Petrochemical International A.V.V. (Aruba)	Coscol Petroleum Corporation	100

Coastal Petrochemical, Inc. (Quebec)	Cosbel Petroleum Corporation	51
	Unaffiliated Parties	49

Coastal Petrochemical, L.P. (Quebec)	Coastal Canada Petroleum, Inc. (LP)	50.999
	Coastal Petrochemical, Inc. (GP)	.002
	Unaffiliated Parties (LP)	48.999

Coastal Petroleum (Estonia) Ltd. (Cayman Islands)	Coscol Petroleum Corporation	100

Coastal Petroleum (Far East) Pte Ltd. (Singapore)	Coastal Securities Company Limited	100

Coastal Petroleum Argentina, S.A. (Argentina)	Coastal Petroleum N.V.	98
	Triunion Energy Company	2

Coastal Petroleum N.V. (Aruba)	Coastal Stock Company Limited	100

Coastal Petroleum N.V. Chile Limitada (Chile)	Coastal Petroleum N.V.	99.9
	Coastal India Petroleum Ltd.	.1

Coastal Pipeline Company (DE)	El Paso Merchant Energy-Petroleum Company	100

Coastal Power Central America Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Power Dominicana Generation Ltd.	El Paso CGP Company	2.072

		%
ENTITY NAME	OWNER	OWNERSHIP

(Cayman Islands)	Coastal Power Guatemala Ltd.	97.928

Coastal Power Guatemala Distribution Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Power Guatemala Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Power India (Cayman) Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Power International II Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Power International III Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Power International IV Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Power International Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Power International V Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Power Lanka Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Power Nicaragua Holding Company Ltd. (Cayman Islands)	Coastal Power Nicaragua Ltd.	100

Coastal Power Nicaragua Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Power Noapara Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Power Panama Generation Ltd.	El Paso CGP Company	100
(Cayman Islands)

Coastal Power Panama Investor, S.A. (Panama)	Coastal Power Panama Generation Ltd.	100

Coastal Rajgarh Investor Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Romanian Petroleum International A.V.V. (Aruba)	Coastal Petroleum N.V.	49.5
	Unaffiliated Parties	50.5

Coastal Romanian Petroleum SRL (Romania)	Coscol Petroleum Corporation	49.5
	Unaffiliated Parties	50.5

Coastal Saba Investor II Ltd. (Cayman Islands)	Coastal Saba Investor Ltd.	99
	Coastal Saba Manager Ltd.	1

Coastal Saba Investor Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Saba Manager II Ltd. (Cayman Islands)	Coastal Saba Investor Ltd.	99
	Coastal Saba Manager Ltd.	1

Coastal Saba Manager Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Saba Power Ltd. (Mauritius)	Coastal Saba Investor II Ltd.	99
	Coastal Saba Manager II Ltd.	1

Coastal Salvadoran Power Ltd. (Cayman Islands)	Thermal Power Salvador Ltd.	100

Coastal Securities Company Limited (Bermuda)	Coastal Stock Company Limited	100

Coastal Services Petroleum (U.K.) Limited (England)	Coastal Europe Limited	100

Coastal States Energy Company (DE)	El Paso CGP Company	100

Coastal States Management Corporation (CO)	El Paso CGP Company	100

Coastal States Petroleum (U.K.) Limited (England)	Coastal Europe Limited	99.99
	Coastal States Tankers (U.K.) Limited	.01

Coastal States Tankers (U.K.) Limited (England)	Coastal Europe Limited	99.5
	Coastal States Petroleum (U.K.) Limited)	.5

Coastal States Trading Holdings Ltd. (Cayman Islands)	El Paso Merchant Energy-Petroleum Company	100

Coastal States Trading Investments Ltd.	El Paso Merchant Energy-Petroleum Company	100
(Cayman Islands)

Coastal Stock Company Limited (Bermuda)	Coscol Petroleum Corporation	57.37
	Coastal Austral Ltd.	.81
	Coastal Petrochemical International (L) Limited	19.22
	EPED B	16.34
	EnCap Holdings (Denmark) ApS	5.98
	El Paso Merchant Energy-Petroleum Company	.28

Coastal Subic Bay Terminal, Inc. (Philippines)	Coscol Petroleum Corporation	100

Coastal Suzhou Investor Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Suzhou Manager Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Suzhou Power Ltd. (Cayman Islands)	Coastal Suzhou Investor Ltd.	99

		%
ENTITY NAME	OWNER	OWNERSHIP

	Coastal Suzhou Manager Ltd.	1

Coastal TDF Ltd. (Cayman Islands)	Coastal Cape Horn Ltd.	100

Coastal Technology Dominicana S.A.	El Paso Technology, Inc.	100 *
(Dominican Republic)

Coastal Technology Guatemala, Ltda.	Coastal States Trading Holdings Ltd.	50
(Guatemala LLC)	Coastal States Trading Investments Ltd.	50

Coastal Technology Ltd. (Cayman Islands)	El Paso Technology, Inc.	100

Coastal Technology Nicaragua S.A. (Nicaragua)	El Paso Technology, Inc.	100

Coastal Technology Palembang (Cayman) Ltd.	El Paso Technology, Inc.	100
(Cayman Islands)

Coastal Unilube, Inc. (TN)	El Paso CGP Company	100

Coastal Wartsila Petroleum Private Limited (India)	Coastal Energy Resources Ltd.	50
	Unaffiliated Parties	50

Coastal West Ventures, Inc. (DE)	El Paso CGP Company	100

Coastal Wuxi Investor Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Wuxi Manager Ltd. (Cayman Islands)	El Paso CGP Company	100

Coastal Wuxi New District Ltd. (Cayman Islands)	Coastal Wuxi Manager Ltd.	1
	Coastal Wuxi Investor Ltd.	99

Coastal Wuxi Power Ltd. (Cayman Islands)	Coastal Wuxi Manager Ltd.	99
	Coastal Wuxi Investor Ltd.	1

Colbourne Insurance Company Limited (England)	Coastal Europe Limited	77
	El Paso Energy Capital Company	23

Colorado Interstate Gas Company (DE)	El Paso Noric Investments III, L.L.C.	100

Colorado Water Supply Company (DE)	Colorado Interstate Gas Company	100

Compania de Electricidad de Puerto Plata, S.A. (Dominican Republic)	Coastal Power International Ltd.	47.79
	Coastal Technology Dominicana, S.A.	.01
	Coastal Salvadoran Power Ltd.	.01
	Coastal Wuxi Investor Ltd.	.01
	Coastal Wuxi Manager Ltd.	.01
	Unaffiliated Parties	52.17

Copper Eagle Gas Storage, LLC (DE)	El Paso Natural Gas Company	100

Cosbel Petroleum Corporation (DE)	El Paso CGP Company	100

Coscol Holding Company Ltd. (Cayman Islands)	Coscol Petroleum Corporation	100

Coscol Petroleum Corporation (DE)	El Paso CGP Company	100

Cross Country Development L.L.C. (DE)	El Paso Natural Gas Company	50.33
	Unaffiliated Parties	49.67

Crystal Exploration and Production, L.L.C. (DE)	Crystal Gas Storage, Inc.	100

Crystal Gas Storage, Inc. (DE)	El Paso Remediation Company	100

DBNGP Finance Company L.L.C. (DE)	EPED Holding Company	50
	Unaffiliated Parties	50

DeepTech International Inc. (DE)	El Paso Corporation	100

Diamond Power Holdings, L.L.C. (DE)	Diamond Power Ventures, L.L.C.	100

Diamond Power Ventures, L.L.C. (DE)	Garnet Power Holdings, L.L.C.	100

Distribuidora Coastal, S.A. de C.V. (El Salvador)	El Paso Merchant Energy-Petroleum Company	99
	Coastal States Management Corporation	1

Dover Technology, Inc. (TX)	DeepTech International Inc.	50
	Unaffiliated Parties	50

Ducto del Bajio, S. de R.L. de C.V. (Mexico)	Coastal Halcon Pipeline I Ltd.	50
	Coastal Halcon Pipeline II Ltd.	50

Duracom Mobile Power Corporation (Philippines)	East Asia Diesel Power Corporation	40
	Unaffiliated Parties	60

Dynaf Bolivia S.A. (Bolivia)	EPED Holding Company	100

			%
ENTITY NAME	OWNER		OWNERSHIP

Eagle Point Cogeneration Partnership (General Partnership)(NJ)	Mesquite Investors, L.L.C. ANR Venture Eagle Point Company ANRV Eagle Point, L.P.	(GP) (GP) (GP)	16.34 ..17 83.49

East Asia Diesel Power Corporation (Philippines)	East Asia Power Resources Corporation		99.92
	Unaffiliated Parties		0.08

East Asia Global Management Ltd.	East Asia Power Resources Corporation		100
(British Virgin Islands)

East Asia Power Resources Corporation (Philippines)	EPHE Philippines Energy Company, Inc.		91.69 *
	El Paso Philippines Energy Company, Inc.		1.71
	Unaffiliated Parties		1.02

East Asia Power Services Inc. (Philippines)	East Asia Power Resources Corporation		100

East Asia Transmission and Distribution Corporation	East Asia Power Resources Corporation		100
(Philippines)

East Asia Utilities Corporation (Philippines)	El Paso Philippines Energy Company, Inc.		100

Eastern Insurance Company Limited (Bermuda)	El Paso Corporation		100

Eaton Rapids Gas Storage System (Joint Venture) (MI)	ANR Eaton Company		50
	Unaffiliated Parties		50

El Paso Marketing, L.P. (DE)	El Paso SPM Company	(LP)	23
	El Paso Merchant Energy Company	(GP)	1
	El Paso Merchant Energy-Gas Company	(LP)	76

El Paso (Labuan) Pty. Limited (Australia)	Cayger Finance Company		100

El Paso Amazonas Energia Ltda. (Brazil)	EPIC Energy Amazon Company		99.99
	El Paso Energy Rio Negro Company		0.01

El Paso ANR Investments, L.L.C. (DE)	American Natural Resources Company		100

El Paso ANRS Investments, L.L.C. (DE)	El Paso CGP Company		100

El Paso Asia (Labuan) Limited (Labuan)	EPED B Company		100

El Paso Bahamas Holding B.V. (Netherlands)	El Paso Pipeline Holding B.V.		100

El Paso Bastrop GP Company (DE)	El Paso CGP Company		100

El Paso Berkshire Power I Company, L.L.C. (DE)	Mesquite Investors, L.L.C.		100

El Paso Blue Atlantic US, Inc. (DE)	El Paso Corporation		100

El Paso Brazil Holdings Company (Cayman Islands)	El Paso Brazil, L.L.C.		100

El Paso Brazil, L.L.C. (DE)	El Paso Cayman BM-S-13 Company		12.96
	El Paso Cayman BS-1 Company		10.69
	El Paso Cayman BM-CAL-4 Company		10.05
	Unaffiliated Parties		40.21
	Small percentages owned by 11 other El Paso entities		26.09

El Paso Canada Pipeline B.V. (Netherlands)	El Paso Pipeline Holding B.V.		100

El Paso Canada Pipeline Company (Nova Scotia)	El Paso Canada Pipeline B.V.		100

El Paso Capital Investments, L.L.C. (DE)	El Paso Merchant Energy North America Company		100

El Paso Capital Trust II (DE)	El Paso Corporation		100

El Paso Capital Trust III (DE)	El Paso Corporation		100

El Paso Cayger III Company (Cayman Islands)	EPED B Company		100

El Paso Cayger IV Company (Cayman Islands)	El Paso Energy Cayger II Company		100

El Paso Cayman BAS-97 Company (Cayman Islands)	El Paso Production Oil & Gas Company (Ordinary Stock)		100
	El Paso Preferred Holdings Company (Preferred Stock)		100

El Paso Cayman BCAM-2 Company (Cayman Islands)	El Paso Production Oil & Gas Company (Ordinary Stock)		100
	El Paso Preferred Holdings Company (Preferred Stock)		100

El Paso Cayman BM-CAL-4 Company	El Paso Production Oil & Gas Company (Ordinary Stock)		100
(Cayman Islands)	El Paso Preferred Holdings Company (Preferred Stock)		100

El Paso Cayman BM-CAL-5 Company (Cayman Islands)	El Paso Production Oil & Gas Company (Ordinary Stock)		100
	El Paso Preferred Holdings Company (Preferred Stock)		100

El Paso Cayman BM-CAL-6 Company (Cayman Islands)	El Paso Production Oil & Gas Company (Ordinary Stock)		100
	El Paso Preferred Holdings Company (Preferred Stock)		100

		%
ENTITY NAME	OWNER	OWNERSHIP

El Paso Cayman BM-ES-5 Company (Cayman Islands)	El Paso Production Oil & Gas Company (Ordinary Stock)	100
	El Paso Preferred Holdings Company (Preferred Stock)	100

El Paso Cayman BM-ES-6 Company (Cayman Islands)	El Paso Production Oil & Gas Company (Ordinary Stock)	100
	El Paso Preferred Holdings Company (Preferred Stock)	100

El Paso Cayman BM-PAMA-1 Company	El Paso Production Oil & Gas Company (Ordinary Stock)	100
(Cayman Islands)	El Paso Preferred Holdings Company (Preferred Stock)	100

El Paso Cayman BM-POT-11 Company	El Paso Production Oil & Gas Company (Ordinary Stock)	100
(Cayman Islands)	El Paso Preferred Holdings Company (Preferred Stock)	100

El Paso Cayman BM-POT-13 Company	El Paso Production Oil & Gas Company (Ordinary Stock)	100
(Cayman Islands)	El Paso Preferred Holdings Company (Preferred Stock)	100

El Paso Cayman BM-S-13 Company (Cayman Islands)	El Paso Production Oil & Gas Company (Ordinary Stock)	100
	El Paso Preferred Holdings Company (Preferred Stock)	100

El Paso Cayman BPAR-10 Company (Cayman Islands)	El Paso Production Oil & Gas Company (Ordinary Stock)	100
	El Paso Preferred Holdings Company (Preferred Stock)	100

El Paso Cayman Brazil Ventures Company	El Paso Production Oil & Gas Company (Ordinary Stock)	100
(Cayman Islands)	El Paso Preferred Holdings Company (Preferred Stock)	100

El Paso Cayman BS-1 Company (Cayman Islands)	El Paso Production Oil & Gas Company (Ordinary Stock)	100
	El Paso Preferred Holdings Company (Preferred Stock)	100

El Paso Cayman BT-PR-4 Company (Cayman Islands)	El Paso Production Oil & Gas Company (Ordinary Stock)	100
	El Paso Preferred Holdings Company (Preferred Stock)	100

El Paso Cayman CAL-M-312 (Cayman Islands)	El Paso Production Oil & Gas Company (Ordinary Stock)	100
	El Paso Preferred Holdings Company (Preferred Stock)	100

El Paso Cayman CAL-M-372 (Cayman Islands)	El Paso Production Oil & Gas Company (Ordinary Stock)	100
	El Paso Preferred Holdings Company (Preferred Stock)	100

El Paso Cayman DBNGP, Ltd. (Cayman Islands)	DBNGP Finance Company L.L.C.	100

El Paso Cayman TNG Company (Cayman Islands)	EPED B Company	100

El Paso CGP Company (DE)	El Paso Corporation	100

El Paso CGP Gas Transmission Company (DE)	El Paso Field Operations Company	100

El Paso Chaparral Holding Company (DE)	El Paso Tennessee Pipeline Co.	100

El Paso Chaparral Holding II Company (DE)	El Paso Chaparral Holding Company	100

El Paso Citrus Holdings, Inc. (DE)	Southern Natural Gas Company	100

El Paso CNG Company, L.L.C. (DE)	El Paso CGP Company	100

El Paso Coal Holding, L.L.C. (DE)	El Paso CGP Company	52.3
	American Natural Resources Company	47.7

El Paso Comercializadora de Energia Ltda. (Brazil)	El Paso Merchant Energy Americas do Sul (Cayman)	100	*
	Company

El Paso Compression Services de Mexico, S. de R.L. de C.V (Mexico)	. EPEC Nederland Holding B.V.	.0134
	El Paso Nederland Energie B.V.	99.9866

El Paso Construcoes Projetos e Consultoria Ltda. (Brazil)	El Paso Energy International do Brasil Ltda.	100	*

El Paso Corporate Foundation (TX)	El Paso Corporation	100

El Paso Dauphin Island Company, L.L.C. (DE)	El Paso Gas Gathering & Processing Company	99.9
	El Paso Field Operations Company	.1

El Paso DBNGP Limited (Labuan)	El Paso Cayman DBNGP, Ltd.	100

El Paso E & P International (Cayman Islands)	El Paso Production Oil & Gas Company	100

El Paso ECK Holding Company (DE)	EPED Holding Company	100

El Paso El Sauz B.V. (Netherlands)	EPEC Nederland Holding B.V.	100

El Paso Empreendimentos e Participacoes Ltda. (Brazil)	El Paso Energy Araucaria Company	100	*

El Paso Energia Cayman I Limited (Cayman Islands)	EPED Holding Company	100

El Paso Energia III Ltda. (Brazil)	El Paso Energy International do Brasil Ltda.	100	*

El Paso Energia Mexico, S. de R.L. de C.V. (Mexico)	El Paso Energy International Company	.002
	El Paso Latin America Inc	99.998

El Paso Energy Acajutla Company (Cayman Islands)	EPED B Company	100

El Paso Energy Amazon Company (Cayman Islands)	Amethyst Power Holdings, L.L.C.	100

		%
ENTITY NAME	OWNER	OWNERSHIP

El Paso Energy Araucaria Company (Cayman Islands)	Aquamarine Power Holdings, L.L.C.	100

El Paso Energy Argentina Limitada S.A. (Argentina)	Triunion Energy Company	95
	Triunion Energy Inversiones Company	5

El Paso Energy Argentina Service Company (DE)	EPED Holding Company	100

El Paso Energy Asia Corporation (DE)	El Paso Energy International Company	100

El Paso Energy Bastrop LP, Inc. (DE)	El Paso CGP Company	100

El Paso Energy Brazil Corporation (Cayman Islands)	EPED B Company	100

El Paso Energy Bridge Holding Company, L.L.C. (DE)	El Paso Field Services Holding Company	100

El Paso Energy Capital Company (DE)	El Paso CGP Company	100

El Paso Energy Capital Trust I (DE)	El Paso Corporation	100

El Paso Energy Cayger II Company (Cayman Islands)	Aquamarine Power Holdings, L.L.C.	100

El Paso Energy E.S.T. Company (DE)	El Paso Corporation	100

El Paso Energy East Asia Company (Cayman Islands)	EPED B Company	100

El Paso Energy Engineering Company (DE)	El Paso Corporation	100

El Paso Energy Europe Limited (Scotland)	El Paso Energy Operating Services Company	100

El Paso Energy Gasoducto Company (Cayman Islands)	EPED B Company	100

El Paso Energy Global Holdings Company	EPED Holding Company	100
(Cayman Islands)

El Paso Energy Hydro Holding B.V. (Netherlands)	EPEC Nederland Holding B.V.	100

El Paso Energy India (Private) Ltd. (India)	El Paso International Power Operations Company	100

El Paso Energy International Company (DE)	El Paso Tennessee Pipeline Co.	100

El Paso Energy International do Brasil Ltda. (Brazil)	El Paso Energy Brazil Corporation	100 *

El Paso Energy Inversiones Central (Chile) Ltda. (Chile)	EPED Central Chile Corporation	99.9
	El Paso Latin America Inc.	.1

El Paso Energy Marketing de Mexico, S de RL de CV	El Paso Merchant Energy Company	96.67
(Mexico)	El Paso Nederland Energie B.V. (Note: El Paso Nederland Energie B.V. owns 100% of the Series B stock)	3.33

El Paso Energy Middle East Company (Cayman Islands)	EPED B Company	100

El Paso Energy Oil Transmission, L.L.C. (DE)	El Paso Production Oil & Gas Company	100

El Paso Energy Operating Services Company	EPED B Company	100
(Cayman Islands)

El Paso Energy Partners Company, L.L.C. (DE)	DeepTech International Inc.	100

El Paso Energy Pittsfield Corporation (DE)	El Paso Energy International Company	100

El Paso Energy Portland Corporation (DE)	Tennessee Gas Pipeline Company	100

El Paso Energy Portugal (Cayman) Company	EPED Holding Company	100
(Cayman Islands)

El Paso Energy Raton Corporation (DE)	El Paso Production Company	100

El Paso Energy Rio Negro Company (Cayman Islands)	El Paso Energy Amazon Company	100

El Paso Energy Service Company (DE)	El Paso Corporation	100

El Paso Energy Servicios S. de R.L. de C.V. (Mexico)	El Paso Energy International Company	1
	EPED Holding Company	99

El Paso Energy Singapore Pte. Ltd. (Singapore)	EPED B Company	100

El Paso EPN Investments, L.L.C. (DE)	El Paso San Juan Holding Company, L.P.	100

El Paso EPNG Investments, L.L.C. (DE)	El Paso Corporation	100

El Paso Europe Limited (Scotland)	El Paso Merchant Energy International Company	100

El Paso European Energie B.V. (Netherlands)	EPEC Nederland Holding B.V.	100

El Paso Field Operations Company (DE)	El Paso CGP Company	100

El Paso Field Services Holding Company (DE)	El Paso Tennessee Pipeline Co.	100
El Paso Field Services International Company	El Paso Tennessee Pipeline Co.	100
(Cayman Islands)

El Paso Field Services Management, Inc. (DE)	El Paso Field Services Holding Company	100

El Paso Field Services, L.P. (DE)	El Paso Field Services Management, Inc. (GP)	1
	El Paso Field Services Holding Company (LP)	99

		%
ENTITY NAME	OWNER	OWNERSHIP

El Paso Fife I Company (Cayman Islands)	EPED B Company	100

El Paso Gas Gathering & Processing Company (DE)	El Paso Field Operations Company	100

El Paso Gas Liquids Marketing, L.L.C. (DE)	El Paso Field Operations Company	100

El Paso Gas Marketing Company (DE)	El Paso Merchant Energy-Gas Company	100

El Paso Gas Services Company (DE)	El Paso Corporation	100

El Paso Gas Transmission de Mexico, S. de R.L. de C.V.	El Paso Nederland Energie B.V.	96.6667
(Mexico)	EPEC Nederland Holding B.V.	3.3333

El Paso Global Gas (Bahamas) Limited (Bahamas)	El Paso LNG Holding II Company (issuance of shares	100
	pending)

El Paso Global Gas (Cayman) Company	El Paso Merchant Energy International Company	100
(Cayman Islands)

El Paso Global LNG Company (DE)	El Paso Tennessee Pipeline Co.	100

El Paso Global LNG Company, Ltd. (Bahamas)	El Paso LNG Holding II Company	100

El Paso Global Networks Company (DE)	El Paso Corporation	100

El Paso Great Lakes, Inc. (DE)	ANR Pipeline Company	100

El Paso Guna Power (Mauritius) Limited (Mauritius)	KLT Power (Asia)	100

El Paso Haripur Holding ApS (Denmark)	EPED A Company	100

El Paso Haripur Holding B.V. (Netherlands)	EPED A Company	100

El Paso Hungary Ltd. (Hungary)	El Paso Production Oil & Gas Company	99.8002
	El Paso Production Oil & Gas USA, L.P.	.1998

El Paso Indonesia B.V. (Netherlands)	EPEC Nederland Holding B.V.	100

El Paso Industrial Energy, L.P. (DE)	El Paso Merchant Energy Company (GP)	1
	El Paso Marketing, L.P. (LP)	99

El Paso International Power Operations Company (Cayman Islands)	El Paso Energy Global Holdings Company	100

El Paso Japan Holding B.V. (Netherlands)	EPEC Nederland Holding B.V.	100

El Paso Kabirwala Cayman Company (Cayman Islands)	El Paso Pakistan Power (Private) Limited	100

El Paso Kabirwala Power Ltd. (Cayman Islands)	El Paso Pakistan Power (Private) Limited	100

El Paso Khulna Power ApS (Denmark)	El Paso Power Khulna Holding Ltd.	100

El Paso Korea Holdings Limited (South Korea)	El Paso Asia (Labuan) Limited	99.67
	EPED B Company	.33

El Paso Latin America Inc. (DE)	El Paso Energy International Company	100

El Paso LNG Altamira B.V. (Netherlands)	El Paso LNG Holding B.V.	100

El Paso LNG Altamira II B.V. (Netherlands)	El Paso LNG Holding B.V.	100

El Paso LNG Baja B.V. (Netherlands)	El Paso LNG Holding B.V.	100

El Paso LNG Baja II B.V. (Netherlands)	El Paso LNG Holding B.V.	100

El Paso LNG Holding B.V. (Netherlands)	El Paso LNG Holding Company	100

El Paso LNG Holding Company (Cayman Islands)	El Paso Global LNG Company	100

El Paso LNG Holding II Company (Cayman Islands)	El Paso LNG Holding Company	100

El Paso LNG Luxembourg S.a.r.l. (Luxembourg)	El Paso LNG Holding Company	100

El Paso Marchwood Company (Cayman Islands)	EPED B Company	100

El Paso Mauritius Holding Limited (Mauritius)	EPED B Company	100

El Paso Mauritius Power Limited (Mauritius)	El Paso Energy International Company	100

El Paso Meizhou Wan Holding Company	EPED B Company	100
(Cayman Islands)

El Paso Merchant Energy Americas do Sul (Cayman) Company	El Paso Merchant Energy International Company	100
(Cayman Islands)

El Paso Merchant Energy Brazil, Ltd. (Cayman Islands)	El Paso Merchant Energy International Company	100

El Paso Merchant Energy Canada Inc. (Canada)	El Paso Marketing, L.P.	100

El Paso Merchant Energy Company (DE)	El Paso Merchant Energy North America Company	100

El Paso Merchant Energy do Brasil Ltda. (Brazil)	El Paso Merchant Energy Brazil, Ltd.	100 *

El Paso Merchant Energy Europe Holdings I Company (Cayman Islands)	El Paso Merchant Energy International Company	100

		%
ENTITY NAME	OWNER	OWNERSHIP

El Paso Merchant Energy Europe Holdings II Company (Cayman Islands)	El Paso Merchant Energy International Company	100

El Paso Merchant Energy Europe Holdings III Company (Cayman Islands)	El Paso Merchant Energy International Company	100

El Paso Merchant Energy Europe Limited (UK)	El Paso Merchant Energy Europe Holdings I Company	100

El Paso Merchant Energy Europe Trading Limited (UK)	El Paso Merchant Energy Europe Holdings II Company	100

El Paso Merchant Energy International Company (Cayman Islands)	El Paso Energy Global Holdings Company	100

El Paso Merchant Energy North America Company (DE)	El Paso Tennessee Pipeline Co.	100

El Paso Merchant Energy Petroleum Limited (Scotland)	El Paso Merchant Energy Europe Holdings III Company	100

El Paso Merchant Energy-Gas Company (DE)	EPEC Corporation	100

El Paso Merchant Energy-Petroleum Company (DE)	El Paso CGP Company	100

El Paso Mexico Gasoductos B.V. (Netherlands)	EPEC Nederland Holding B.V.	100

El Paso Mexico Management B.V. (Netherlands)	EPEC Nederland Holding B.V.	100

El Paso Mexico Management S. de R.L. de C.V. (Mexico)	El Paso Mexico Management B.V.	99.99
	EPEC Nederland Holding B.V.	.01

El Paso Micogen Partner, Inc. (DE)	El Paso Midland, Inc.	100

El Paso Middle East B.V. (Netherlands)	El Paso Natural Gas Company	100

El Paso Midland, Inc. (DE)	El Paso CGP Company	100

El Paso Midwest Company (DE)	El Paso Energy Capital Company	100

El Paso Mojave Pipeline Co. (DE)	Sabine River Investors V, L.L.C.	100

El Paso Municipal Energy, L.L.C. (DE)	El Paso SPM Company	100

El Paso Natural Gas Company (DE)	El Paso EPNG Investments, L.L.C.	100

El Paso Nederland Energie B.V. (Netherlands)	EPEC Nederland Holding B.V.	100

El Paso Neuquen Holding Company (Cayman Islands)	El Paso Energy Argentina Service Company	100

El Paso Nicaragua Power Operations, S.A. (Nicaragua)	El Paso International Power Operations Company	99
	El Paso Energy Global Holdings Company	1

El Paso Noric Investments III, L.L.C. (DE)	El Paso CNG Company, L.L.C.	100

El Paso O&M do Brasil Ltda. (Brazil)	El Paso International Power Operations Company	99.9999
	El Paso Energy International do Brasil Ltda.	.0001

El Paso Offshore Supply Company (Cayman Islands)	EPED B Company	100

El Paso Oil & Gas Nova Scotia I, ULC (Nova Scotia)	El Paso Production Oil & Gas Company	100

El Paso Oleo e Gas do Brasil Ltda. (Brazil)	El Paso Brazil, L.L.C.	99.8002
	El Paso Brazil Holdings Company	.1998

El Paso Pakistan Power (Private) Limited (Pakistan)	El Paso Mauritius Power Limited	100	*

El Paso Panama Management S. de R.L. (Panama)	El Paso International Power Operations Company	95
	Coastal Power Panama Investor S.A.	5

El Paso Petroleum Marketing do Brasil Ltda. (Brazil)	El Paso Energy International do Brasil Ltda.	100	*

El Paso Petroleum Overseas N.V. (Aruba)	Coastal Stock Company Limited	100

El Paso Philippines Energy Company, Inc. (Philippines)	EPEC Nederland Holding B.V.	100	*

El Paso Pipeline Holding B.V. (Netherlands)	El Paso Corporation	100

El Paso Pipeline Services Company (DE)	El Paso Natural Gas Company	100

El Paso Power Khulna Holding Ltd. (Cayman Islands)	El Paso CGP Company	100

El Paso Power Operations Company (DE)	El Paso Merchant Energy North America Company	100

El Paso Power Purchasing, L.P. (DE)	El Paso Merchant Energy Company (GP)	1
	El Paso SPM Company (LP)	99

El Paso PPC Holding B.V. (Netherlands)	EPEC Nederland Holding B.V.	100

El Paso PPN (Cayman) Company (Cayman Islands)	El Paso Corporation	100

El Paso Preferred Holdings Company (DE)	El Paso Production Oil & Gas Company	100

El Paso Production Company (DE)	El Paso Production Holding Company	100

El Paso Production Company Turkey BV (Netherlands)	El Paso Production Holdings BV	100

		%
ENTITY NAME	OWNER	OWNERSHIP

El Paso Production GOM Inc. (DE)	El Paso Production Holding Company	100

El Paso Production Holding Company (DE)	El Paso Corporation	100

El Paso Production Holdings BV (Netherlands)	El Paso Corporation	100

El Paso Production International Cayman Company (Cayman Islands)	El Paso Corporation	100

El Paso Production Oil & Gas Company (DE)	El Paso CGP Company	100

El Paso Production Oil & Gas Gathering, L.P. (DE)	El Paso Production Oil & Gas Company (GP)	1
	El Paso Production Oil & Gas Holdings, Inc. (LP)	99

El Paso Production Oil & Gas Holdings, Inc. (DE)	El Paso Production Oil & Gas Company	100

El Paso Production Oil & Gas USA, L.P. (DE)	El Paso Production Oil & Gas Company (GP)	1
	El Paso Production Oil & Gas Holdings, Inc. (LP)	99

El Paso Production Oil and Gas Processing Canada, Inc. (New Brunswick)	El Paso Production Oil & Gas Company	100

El Paso Production Resale Company (DE)	El Paso Production Oil & Gas Company	100

El Paso Production Service Company (DE)	El Paso CGP Company	100

El Paso Reata Energy, L.P. (DE)	El Paso Merchant Energy Company (GP)	1
	El Paso Marketing, L.P. (LP)	99

El Paso Remediation Company (DE)	El Paso Corporation	100

El Paso Rio Bravo B.V. (Netherlands)	EPEC Nederland Holding B.V.	100

El Paso Rio Claro Ltda. (Brazil)	El Paso Energy Cayger II Company	99.99
	El Paso Cayger IV Company	0.01

El Paso Rio Grande Ltda. (Brazil)	El Paso Cayger III Company	100*

El Paso Rio Negro Energia Ltda. (Brazil)	El Paso Energy Rio Negro Company	99.99
	EPIC Energy Amazon Company	0.01

El Paso Rondonia Power Company (Cayman Islands)	Aquamarine Power Holdings, L.L.C.	100

El Paso Rosarito Company, L.L.C. (DE)	EPED Holding Company	100

El Paso Samalayuca Holding (Cayman) Company (Cayman Islands)	EPED SAM Holdings Company	100

El Paso San Juan Holding Company, L.P. (DE)	El Paso Field Services Management, Inc. (GP)	1
	El Paso Field Services Holding Company (LP)	99

El Paso Services (D.C.) Inc. (DE)	El Paso Energy Service Company	100

El Paso Services Holding Company (DE)	El Paso Tennessee Pipeline Co.	100

El Paso Shipping Holding Company (DE)	El Paso Energy Bridge Holding Company, L.L.C.	100

El Paso Sierra Chaco I Company (Cayman Islands)	EPED B Company	100

El Paso SLOC Holding Company (Cayman Islands)	Coscol Petroleum Corporation	100

El Paso Southern Pipeline Company (DE)	El Paso CGP Company	100

El Paso SPM Company (DE)	El Paso Merchant Energy Company	100

El Paso Tankships Malta, Ltd. (Malta)	El Paso SLOC Holding Company	99
	Coscol Holding Company Ltd.	1

El Paso Tankships USA Company (DE)	Coscol Petroleum Corporation	100

El Paso Technology El Salvador, S.A. de C.V.	El Paso Technology, Inc.	99
(El Salvador)	El Paso Energy Service Company	1

El Paso Technology Pakistan (Pvt.) Ltd. (Pakistan)	El Paso Technology, Inc.	100

El Paso Technology, Inc. (DE)	El Paso CGP Company	100

El Paso Telecom, L.L.C. (DE)	El Paso Global Networks Company	100

El Paso Tennessee Pipeline Co. (DE)	El Paso Corporation	100
	Unaffiliated Parties-Series A Preferred Stock	100

El Paso TGPC Investments, L.L.C. (DE)	El Paso Tennessee Pipeline Co.	100

El Paso Transmission Company (DE)	El Paso Corporation	100

El Paso WIC Investments, L.L.C. (DE)	El Paso CNG Company, L.L.C.	100

El Salvador Distribution Holding Company Ltd. (Cayman Islands)	Thermal Power Salvador Ltd.	100

Elba Marine Services, L.L.C. (DE)	Southern Natural Gas Company	100

		%
ENTITY NAME	OWNER	OWNERSHIP

ELUSA Power II Investment, Ltd. (Cayman Islands)	Coastal Power International IV Ltd.	100

ELUSA Power Investment, Ltd. (Cayman Islands)	Coastal Power International IV Ltd.	100

EMA Power Kft. (Hungary)	Epic Energy Hungary B.V.	50
	Unaffiliated Parties	50

Emerald Finance, L.L.C. (DE)	El Paso Energia Cayman I Limited	100

Empresa de Generacion Electrica Fortuna, S.A. (Panama)	Americas Generation Corp.	49
	Unaffiliated Parties	51

Empresa Energetica Sierra Chaco S.A. (Bolivia)	EPED Holding Company	100

Empresa Generadora de Electricidad Itabo, S.A.	Coastal Itabo Ltd.	50*
(Dominican Republic)	Unaffiliated Parties	50

EnCap Holdings (Cayman) Company (Cayman Islands)	El Paso Merchant Energy International Company	100

EnCap Holdings (Denmark) ApS (Denmark)	Encap Holdings (Cayman) Company	100

EnCap Investments L.L.C. (DE)	El Paso Merchant Energy North America Company	33.3333
	Unaffiliated Parties	66.6666

Energia Coastal Guatemala S.A. (Guatemala)	Coastal Power International Ltd.	100

Energy Equity EPIC (Sengkang) Pty. Limited (Australia)	EPIC Sulawesi Gas Pty. Limited	50
	Unaffiliated Parties	50

Energy Maritime Holdings LLC (DE)	El Paso Tankships USA Company	50
	Unaffiliated Parties	50

Energy Maritime LLC (DE)	Energy Maritime Holdings LLC	100

Enfield Energy Centre Limited (United Kingdom)	Enfield Holdings BV	50
	Unaffiliated Parties	50

Enfield Holdings B.V. (Netherlands)	EPIC Energy Hungary B.V.	50
	Unaffiliated Parties	50

Enfield Operations (UK) Limited (United Kingdom)	Enfield Operations L.L.C.	100

Enfield Operations L.L.C. (DE)	Enfield Energy Centre Limited	51
	Unaffiliated Parties	49

Enterprise Products GP, LLC (DE)	GulfTerra GP Holding Company	9.9
	Unaffiliated Parties	90.1

EP Connect, L.L.C. (DE)	El Paso Global Networks Company	100

EP Power Finance, L.L.C. (DE)	El Paso Merchant Energy North America Company	100

EPEC Argentina Corporation (DE)	El Paso Energy International Company	100

EPEC Baja California Corporation (DE)	El Paso Energy International Company	100

EPEC Canada Ltd. (Canada)	El Paso Energy International Company	100

EPEC Cayman Islands Company (Cayman Islands)	EPED Holding Company	100

EPEC China Inc. (DE)	El Paso Energy International Company	100

EPEC Communications Corporation (DE)	Tennessee Gas Pipeline Company	100

EPEC Corporation (DE)	El Paso Services Holding Company	100

EPEC Ethanol Company (DE)	El Paso Energy International Company	100

EPEC Ethanol Services Company (DE)	El Paso Energy International Company	100

EPEC Europe Company (DE)	El Paso Energy International Company	100

EPEC Gas Brazil Corporation (DE)	El Paso Energy International Company	100

EPEC Gas Canada Ltd. (Ontario)	El Paso Energy International Company	100

EPEC Gas Chile Corporation (DE)	El Paso Energy International Company	100

EPEC Gas Services (Chile) Corporation (DE)	El Paso Energy International Company	100

EPEC Gas Transportes S.A. (Chile)	EPEC Gas Services (Chile) Corporation	100

EPEC Hungary Inc. (DE)	El Paso Energy International Company	100

EPEC International (East Asia/Pacific) Inc. (DE)	El Paso Energy International Company	100

EPEC Nederland B.V. (Netherlands)	El Paso Corporation	100

EPEC Nederland Holding B.V. (Netherlands)	EPED Holding Company	100

EPEC Polymers, Inc. (DE)	El Paso Remediation Company	100

EPEC Realty, Inc. (DE)	Tennessee Gas Pipeline Company	100

EPEC Ventures Bolivia Corporation (DE)	El Paso Energy International Company	100

		%
ENTITY NAME	OWNER	OWNERSHIP

EPEC Ventures Poland Corporation (DE)	El Paso Energy International Company	100

EPEC West, Inc. (DE)	Tennessee Gas Pipeline Company	100

EPED A Company (Cayman Islands)	EPED Holding Company	100

EPED Aguaytia Company (Cayman Islands)	EPED A Company	99
	EPED B Company	1

EPED B Company (Cayman Islands)	EPED Holding Company	100

EPED Central Chile Corporation (DE)	EPED Holding Company	100

EPED Holding Company (DE)	El Paso Energy International Company	100

EPED SAM Holdings Company (DE)	EPED Holding Company	100

EPHE Philippines Energy Company, Inc. (Philippines)	El Paso Philippines Energy Company, Inc.	100*

EPIC Aguaytia Maple Company (Cayman Islands)	EPED A Company	99
	EPED B Company	1

EPIC Development (TPA) Pty. Ltd. (Australia)	EPED Holding Company	33.3
	Unaffiliated Parties	66.7

EPIC Energy (Australia) Nominees Pty. Ltd. (Australia)	El Paso DBNGP Limited	33.33*
	CNG Labuan One	33.33
	Unaffiliated Parties	33.34
	Acts as Trustee for EPIC Energy Australia Trust

EPIC Energy (Victoria) Investments Pty. Ltd. (Australia)	EPIC Energy (WA) Investments Pty. Ltd.	100

EPIC Energy (Victoria) Nominees Pty. Ltd. (Australia)	EPIC Energy (Australia) Nominees Pty. Ltd.	100

EPIC Energy (Victoria) Pipeline Trust (Australia)	EPIC Energy Australia Trust	100
	(EPIC Energy (Victoria) Nominees Pty Ltd. acts as
	Trustee)

EPIC Energy (Victoria) Transmission Pty. Ltd. (Australia)	EPIC Energy (WA) Investments Pty. Ltd.	100

EPIC Energy (WA) Investments Pty. Ltd. (Australia)	EPIC Energy Australia Trust	100

EPIC Energy (WA) Two Pty. Ltd. (Australia)	EPIC Energy (WA) Investments Pty. Ltd.	100

EPIC Energy Amazon Company (Cayman Islands)	Amethyst Power Holdings, L.L.C.	100

EPIC Energy Australia Trust (Australia)	El Paso DBNGP Limited	33.3
	CNG Labuan One	33.3
	Unaffiliated Parties	33.4
	(EPIC Energy (Australia) Nominees Pty. Ltd. acts as
	trustee)

EPIC Energy Finance Pty. Ltd. (Australia)	EPIC Energy (WA) Investments Pty. Ltd.	100

EPIC Energy Hungary B.V. (Netherlands)	El Paso Energy International Company	100

EPIC Energy Western Australia Pty. Limited (Australia)	EPIC Energy (WA) Investments Pty. Ltd.	100

EPIC Gas International Servicos do Brasil Ltda. (Brazil)	EPEC Gas Brazil Corporation	84.83
	El Paso Services Holding Company	.01
	El Paso Energy International Company	15.16

EPIC Samalayuca A, L.L.C. (DE)	El Paso Samalayuca Holding (Cayman) Company	100

EPIC Sulawesi Gas Pty. Limited (Australia)	Ventures Holdings Pty. Limited	100

EPNG Mojave, Inc. (DE)	Sabine River Investors V, L.L.C.	100

Fauji Kabirwala Power Company Limited (Pakistan)	El Paso Kabirwala Power Ltd.	42.173*
	Unaffiliated Parties	57.827

Fife Power (Scotland)	El Paso Fife I Company	50
	Unaffiliated Parties	50

First Electric Utilities Services Corporation (Philippines)	East Asia Transmission and Distribution Corporation	100

Florida Gas Transmission Company (DE)	Citrus Corp.	100

Fort Union Gas Gathering, L.L.C. (DE)	CIG Resources Company	10.01
	Unaffiliated Parties	89.99

Fujian Electric (Hong Kong) LDC (Cayman Islands)	Meizhou Wan Generating Company, Ltd.	69.8
	Unaffiliated Parties	30.2

Fujian Pacific Electric Company LTD. (PRC WFOE) (Republic of China)	Fujian Electric (Hong Kong) LDC	100

Galtee Limited (Cayman Islands)	El Paso Energy International Company	100

Garnet Power Holdings, L.L.C. (DE)	EPED B Company	100

		%
ENTITY NAME	OWNER	OWNERSHIP

Gas de Chile S.A. (Chile)	EPEC Gas Chile Corporation	50
	Unaffiliated Parties	50

Gas TransBoliviano S.A. (Bolivia)	EPED B Company	2
	Unaffiliated Parties	98

Gasoducto del Pacifico (Argentina) S.A. (Argentina)	El Paso Energy Argentina Limitada S.A.	12.5
	Gasoducto del Pacifico (Cayman) Ltd.	87.5
	Note: El Paso Energy Argentina Limitada S.A. owns 21.8% of the Preferred Stock; remaining percentage of the Preferred Stock is owned by unaffiliated parties.

Gasoducto del Pacifico (Cayman) Ltd. (Cayman Islands)	Triunion Energy Pacifico Company	21.8
	Unaffiliated Parties	78.2

Gasoducto del Pacifico (Chile) S.A. (Chile)	Gasoducto del Pacifico (Cayman) Ltd.	87.5
	Triunion Energy Inversiones (Chile) Limitada	12.5
	Note: Triunion Energy InversionesPacifico (chile) Limitada owns 21.8% of the Preferred Stock; remaining percentage of the Preferred Stock is owned by unaffiliated parties.

Gasoductos de Chihuahua, S. de R.L. de C.V. (Mexico)	El Paso Energy International Company	50
	Unaffiliated Parties	50

Gasoductos de Tamaulipas, S. de R.L. de C.V. (Mexico)	Gasoductos de Chihuahua S de RL de CV	99.99
	Gasoductos Servicios S de RL de CV	.01

Gasoductos Servicios, S. de R.L. de C.V. (Mexico)	Gasoductos de Chihuahua S de RL de CV	99.99
	Gasoductos de Tamaulipas S de RL de CV	.01

GEBF, L.L.C. (LA)	Vermilion Bay Land, L.L.C.	33.3333
	Unaffiliated Parties	66.6666

Gemstone Administracao Ltda. (Brazil)	EPED B Company	99.99
	El Paso Energy International do Brasil Ltda.	.01

Gemstone Investor Limited (Cayman Islands)	EPED Holding Company (Ordinary Class A)	100
	El Paso Corporation (Ordinary Class B)	100

Gemstone Investor, Inc. (DE)	Gemstone Investor Limited	100

Generadora Electrica Occidental S.A. (Nicaragua)	Coastal Power International IV, Ltd.	26
	Unaffiliated Parties	74

GLGT Aviation Company (DE)	Great Lakes Gas Transmission Limited Partnership	100

GLGT, Inc. (DE)	Great Lakes Gas Transmission Company	100

Great Lakes Gas Transmission Company (DE)	El Paso Great Lakes, Inc.	50
	Unaffiliated Parties	50

Great Lakes Gas Transmission Limited Partnership (DE)	El Paso Great Lakes, Inc.	45.69
	Great Lakes Gas Transmission Company	8.62
	Unaffiliated Parties	45.69

GulfTerra GP Holding Company (DE)	DeepTech International Inc.	100

GulfTerra Management, L.L.C. (DE)	El Paso Energy Partners Company, L.L.C.	100

Habibullah Coastal Power Company (Private) Limited	Quetta Power Holding Company I Ltd.	99
(Pakistan)	Quetta Power Holding Company II Ltd.	1

Harbortown Commercial Partnership (MI)	ANR Development Corporation	66.66
	Unaffiliated Parties	33.33

Harbortown Condominium Partnership (MI)	ANR Development Corporation	66.66
	Unaffiliated Parties	33.33

Harbortown Development Partnership (MI)	ANR Development Corporation	66.66
	Unaffiliated Parties	33.33

Harbortown Limited Dividend Housing Association (MI)	ANR Development Corporation	50
	Unaffiliated Parties	50

Holborn Oil Trading Limited (Bermuda)	Coastal Securities Company Limited	100

Hungary Power Holdings B.V. (Netherlands)	Epic Energy Hungary B.V.	100

Interenergy Company (Cayman Islands)	EPED B Company	100

Inversiones EPEC Gas (Chile) Limitada (Chile)	EPEC Gas Chile Corporation	99.99
	El Paso Latin America Inc.	.01

Jackson Pipeline Company (General Partnership) (MI)	ANR Jackson Company	25
	Unaffiliated Parties	75

		%
		OWNER-
ENTITY NAME	OWNER	SHIP

Javelina Company (General Partnership) (TX)	El Paso Field Operations Company	40
	Unaffiliated Parties	60

Javelina Pipeline Company (General Partnership) (TX)	El Paso Field Operations Company	40
	Unaffiliated Parties	60

Jewel Investor, L.L.C. (DE)	EPED Holding Company	100

Key Ocean Services, Inc. (TX)	DeepTech International Inc.	50
	Unaffiliated Parties	50

Khulna Power Company Ltd. (Bangladesh)	El Paso Khulna Power ApS	73.9
	Unaffiliated Parties	26.1

KLT Power Asia (Cayman Islands)	KLT Power Inc.	100

KLT Power Inc. (MO)	EPED Holding Company	100

KLT Power Latin America (Cayman Islands)	KLT Power Inc.	100

Korea Independent Energy Corporation (Korea)	El Paso Korea Holdings Limited	50
	Unaffiliated Parties	50

Lakeside Purchaser, LLC (DE)	El Paso Global Networks Company	100

Latin America Capital L.L.C. (Cayman Islands)	EPED Aguaytia Company	27.5
	The Maple Gas Development Corporation	16.96
	Unaffiliated Parties	55.54

Limestone Electron, L.L.C. (DE)	El Paso Chaparral Holding Company El Paso Chaparral Holding II Company	13 87

MASSPOWER (MA)	MASSPOWER, L.L.C.	30
	MassPower Holdings I, L.L.C.	2.1
	MassPower Holdings II, L.L.C.	1.4
	Unaffiliated Parties	66.5

MassPower Holdings I, L.L.C. (DE)	Mesquite Investors, L.L.C.	100

MassPower Holdings II, L.L.C. (DE)	Mesquite Investors, L.L.C.	100

MassPower Holdings III, L.L.C. (DE)	Mesquite Investors, L.L.C.	100

MASSPOWER, L.L.C. (DE)	MassPower Holdings III, L.L.C.	2
	Unaffiliated Parties	98

McCoy Caney Coal Company (DE)	Coastal Coal, Inc.	100

MEI Limited Partnership (DE)	El Paso Midland, Inc. (LP)	49
	El Paso Midland, Inc. (GP)	1
	Source Midland Limited Partnership (LP)	49
	Source Midland Limited Partnership (GP)	1

Meizhou Wan Generating Company, Ltd.	El Paso Meizhou Wan Holding Company	35.53
(Cayman Islands)	Unaffiliated Parties	64.47

Mesquite Investors, L.L.C. (DE)	Chaparral Investors, L.L.C.	100

Mesquite Prime Holdings II, L.L.C. (DE)	Mesquite Investors, L.L.C.	100

Micogen Limited Partnership (DE)	El Paso Midland, Inc. (LP)	99
	El Paso Micogen Partner, Inc. (GP)	1

Mid Michigan Gas Storage Company (MI)	American Natural Resources Company	100

Midland Cogeneration Venture Expansion, LLC (DE)	El Paso Midland, Inc.	50
	Unaffiliated Parties	50

Midland Cogeneration Venture Limited Partnership (MI)	El Paso Midland, Inc.	10.875
	MEI Limited Partnership	4.985
	El Paso Micogen Partner, Inc.	.045
	Micogen Limited Partnership	4.486
	Source Midland Limited Partnership	18.125
	Alanna Corporation	.00001
	Unaffiliated Parties	61.484

Minnow Energy Pty Ltd (Australia)	El Paso DBNGP Limited	33.34
	Unaffiliated Parties	66.66

Mohawk River Funding II, L.L.C. (DE)	Mesquite Investors, L.L.C.	100

		%
		OWNER-
ENTITY NAME	OWNER	SHIP

Mohawk River Funding III, L.L.C. (DE)	Mesquite Investors, L.L.C.	100

Mojave Pipeline Company (General Partnership) (TX)	El Paso Mojave Pipeline Co.	50
	EPNG Mojave, Inc.	50

Mojave Pipeline Operating Company (TX)	Mojave Pipeline Company	100

Mont Belvieu Land Company (DE)	El Paso Remediation Company	100

Mt. Franklin Insurance Ltd. (Bermuda)	El Paso Corporation	100

Nanjing Coastal Xingang Cogeneration Power Plant (China)	Coastal Nanjing Power Ltd.	80
	Unaffiliated Parties	20

Nejapa Power Company, L.L.C. (DE)	Coastal Nejapa Ltd.	.5
	Coastal Salvadoran Power Ltd.	.5
	Unaffiliated Parties	99

NEPC Consortium Power Ltd. (Bangladesh)	El Paso Haripur Holding ApS	50.001*
	Unaffiliated Parties	49.999

New Caribbean Investment, S.A. (Dominican Republic)	Coastal Itabo, Ltd.	49.97
	Coastal Power Dominicana Generation	.01
	Coastal Technology Dominicana S.A.	.01
	Unaffiliated Parties	50.01

Oil Casualty Insurance Ltd. (Bermuda)	El Paso Tennessee Pipeline Co.	8.14
	Unaffiliated Parties	91.86

Pacific Refining Company (General Partnership) (CA)	Coastal West Ventures, Inc. (GP)	99
	El Paso Merchant Energy-Petroleum Company (GP)	1

Palembang Coastal Technology (Singapore) Pte Ltd. (Singapore)	Coastal Technology Palembang (Cayman) Ltd.	100

Pawtucket Power Associates Limited Partnership (MA)	Pawtucket Power Holding Company, L.L.C. (LP)	99
	Pawtucket Power Generation, L.L.C. (GP)	1

Pawtucket Power Generation, L.L.C. (DE)	Pawtucket Power Holding Company, L.L.C.	100

Pawtucket Power Holding Company, L.L.C. (DE)	Mesquite Investors, L.L.C.	100

Pedregal Power Company S. de R.L. (Panama)	Coastal Power Panama Generation Ltd.	21.22
	Unaffiliated Parties	78.78

Peenya Power Company (India)	Coastal Peenya Power Ltd.	50
	Unaffiliated Parties	50

Peridot Finance S.a.r.l. (Luxembourg)	Diamond Power Holdings, L.L.C.	100

Peru Energy Holdings (Cayman Islands)	EPED Aguaytia Company	100

Peru Energy Holdings L.L.C. (DE)	Aguaytia Energy L.L.C.	99
	Peru Energy Holdings	1

Pescada Arabiana Exploracao e Producto de Petroleo e Gas	Potiguar II, L.L.C.	99.8
Ltda. (Brazil)	Potiguar 4A LLC	.1
	Unaffiliated Parties	.1

Plata Power, Ltd. (Cayman Islands)	Coastal Power International IV Ltd.	100

Polar Delta Project Ltd. (Canada)	EPEC Gas Canada Ltd.	50
	Unaffiliated Parties	50

Potiguar 4A LLC (DE)	Potiguar I, Ltd.	100

Potiguar 4B LLC (DE)	Potiguar I, Ltd.	100

Potiguar I, L.L.C. (DE)	El Paso Production International Cayman Company	100

Potiguar I, Ltd. (Mauritius)	El Paso Production International Cayman Company	100

Potiguar II, L.L.C. (DE)	Potiguar I, L.L.C.	100

PPN Mauritius Company (Mauritius)	El Paso PPN (Cayman) Company	100

PPN Power Generating Company Ltd. (India)	PPN Mauritius Company	26
	Unaffiliated Parties	74

PT Energi Sengkang (Indonesia)	Sulawesi Energy Pty. Limited	95
	Unaffiliated Parties	5

Quetta Power Holding Company I Ltd.	Coastal Power International II Ltd.	50
(Cayman Islands)	Unaffiliated Parties	50

		%
		OWNER-
ENTITY NAME	OWNER	SHIP

Quetta Power Holding Company II Ltd. (Cayman Islands)	Quetta Power Holding Company I Ltd. Coastal Power International II Ltd.	98 1
	Unaffiliated Parties	1

Rensselaer Plant Holdco, L.L.C. (DE)	El Paso Merchant Energy-Petroleum Company	100

Rondonia Power Company (Cayman Islands)	El Paso Rondonia Power Company	50
	Unafilliated Parties	50

S.K. Petroleum Company (DE)	El Paso Energy International Company	100

Saba Power Company (Private) Limited (Pakistan)	Coastal Saba Power Ltd.	92.154*
	Unaffiliated Parties	7.846

Sabine River Investors I, L.L.C. (DE)	El Paso Energy Partners Company, L.L.C.	100

Sabine River Investors II, L.L.C. (DE)	El Paso Field Services Holding Company	100

Sabine River Investors III, L.L.C. (DE)	Tennessee Gas Pipeline Company	100

Sabine River Investors IV, L.L.C. (DE)	Southern Natural Gas Company	100

Sabine River Investors V, L.L.C. (DE)	El Paso Natural Gas Company	100

Samalayuca II Management, L.L.C. (DE)	EPED SAM Holdings Company	50
	Unaffiliated Parties	50

Samalayuca II Management, S. de R.L. de C.V. (Mexico)	Samalayuca II Management L.L.C.	98
	EPED SAM Holdings Company	1
	Unaffiliated Parties	1

San Joaquin Cogen, L.L.C. (DE)	Mesquite Investors, L.L.C.	100

Sandbar Petroleum Company (DE)	El Paso Energy International Company	100

Santiago Power, Ltd. (Cayman Islands)	Coastal Power International IV Ltd.	100

Seafarer Bahamas Pipeline System, Ltd. (Bahamas)	El Paso Energy International Company (issuance of shares pending)	100

Seafarer US Pipeline System, Inc. (DE)	El Paso Corporation	100

Source Midland Limited Partnership (DE)	El Paso Midland, Inc. (LP)	80
	El Paso Micogen Partner, Inc. (GP)	20

Southern Gas Storage Company (DE)	Sabine River Investors IV, L.L.C.	100

Southern LNG Inc. (DE)	Southern Natural Gas Company	100

Southern Natural Gas Company (DE)	El Paso Corporation	100

Starr-Zapata Pipe Line (General Partnership) (TX)	El Paso CGP Gas Transmission Company	50
	Unaffiliated Parties	50

Subic Bay Petroleum Products Ltd. (Cayman Islands)	Coastal Stock Company Limited	100

Sulawesi Energy Pty Limited (Australia)	Ventures Holdings Pty. Limited	50
	Unaffiliated Parties	50

Sunrise Power Company Inc. (Philippines)	East Asia Diesel Power Corporation	66.67
	Unaffiliated Parties	33.33

Suzhou Coastal Cogeneration Power Co., Ltd. (China)	Coastal Suzhou Power Ltd.	60
	Unaffiliated Parties	40

Suzhou New District Cogeneration Company (China)	Coastal Suzhou Power Ltd.	60
	Unaffiliated Parties	40

Suzhou Suda Cogeneration Power Company Ltd. (China)	Coastal Gusu Heat & Power, Ltd.	60
	Unaffiliated Parties	40

TCN Energia Ltda. (Brazil)	EPED B Company	100*

TDF, S. de R.L. de C.V. (Mexico)	Transportadora del Norte SH, S. de R.L. de C.V.	99.99999
	Gasoductos Servicios, S. de R.L. de C.V.	.00001

Teco Gas Gathering LLC (DE)	El Paso Field Services, L.P.	100

Teco Gas Processing LLC (DE)	El Paso Field Services Holding Company	100

Tennessee Gas Pipeline Company (DE)	El Paso TGPC Investments, L.L.C.	100

Tennessee Storage Company (DE)	Sabine River Investors III, L.L.C.	100

Termo Norte Energia Ltda. (Brazil)	Rondonia Power Company	99.99981
	El Paso Energy International do Brasil Ltda.	0.00009
	Unaffiliated Parties	0.00009

		%
		OWNER-
ENTITY NAME	OWNER	SHIP

The Maple Gas Development Corporation	Epic Aguaytia Maple Company	13.1
(Cayman Islands)	Unaffiliated Parties	86.9

Thermal Power Salvador Ltd. (Cayman Islands)	El Paso CGP Company	100

Tipitapa Power Company Ltd. (Cayman Islands)	Coastal Power Nicaragua Ltd.	59
	Coastal Power Nicaragua Holding Company Ltd.	1
	Unaffiliated Parties	40

Topaz Power Ventures, L.L.C. (DE)	EPED Holding Company	100

Transport USA, Inc. (PA)	ANR Advance Holdings, Inc.	100

Transportadora Brasiliera Gasoducto Bolivia-Brazil S.A. (Brazil)	BBPP Holdings Ltda. Unaffiliated Parties	25 75

Transportadora del Norte SH, S. de R.L. de C.V. (Mexico)	Gasoductos de Chihuahua S. de R.L. de C.V.	99.99999
	Gasoductos Servicios, S. de R.L. de C.V.	.00001

Triangle Finance Company, LLC (DE)	Coastal Power Guatemala Ltd.	46
	Unaffiliated Parties	54

Triunion Energy Chile A Company (Cayman Islands)	Triunion Energy Inversiones Company	100

Triunion Energy Company (Cayman Islands)	Agua del Cajon (Cayman) Company	38.4
	Interenergy Company	38.4
	EPED B Company	23.2

Triunion Energy Finance Pacifico Company (Cayman Islands)	Triunion Energy Inversiones Company	100

Triunion Energy Inversiones (Chile) Limitada (Chile)	Triunion Energy Chile A Company	0.1
	Triunion Energy Pacifico Company	99.9

Triunion Energy Inversiones Company (Cayman Islands)	Triunion Energy Company	100

Triunion Energy Inversiones Pacifico (Chile) Limitada	Triunion Energy Pacifico Company	0.1
(Chile)	Triunion Energy Inversiones (Chile) Limitada	99.9

Triunion Energy Pacifico Company (Cayman Islands)	Triunion Energy Inversiones Company	100

U.E.G. Araucaria Ltda. (Brazil)	El Paso Empreendimentos e Participacoes Ltda.	60
	Unaffiliated Parties	40

United Summit Coastal Oil Ltd. (Bangladesh)	Coastal Petroleum N.V.	50
	Unaffiliated Parties	50

UnoPaso Exploracao e Producao de Petroleo e Gas Ltda.	Potiguar II, L.L.C.	99.8
(Brazil)	Potiguar 4B LLC	.1
	Unaffiliated Parties	.1

VEN Energy Holding Company (Cayman Islands)	EPED B Company	100

VEN Field Services Company (Cayman Islands)	EPED B Company	100

Ventures Holdings Pty. Limited (Australia)	Galtee Limited	100

Vermilion Bay Land, L.L.C. (DE)	Crystal Gas Storage, Inc.	100

Wasatch Wax L.L.C. (DE)	El Paso Merchant Energy-Petroleum Company	33.33
	Unaffiliated Parties	66.66

Western Fuel Oil Company (CA)	Pacific Refining Company (General Partnership)	100

Wielkopolska Energia S.A. (Poland)	EPEC Ventures Poland Corporation	50
	Unaffiliated Parties	50

Wuxi Huada Gas Turbine Electric Power Company (China)	Coastal Wuxi Power Ltd.	60
	Unaffiliated Parties	40

Wyco Development LLC	CIG Gas Supply Company	50
	Unaffiliated Parties	50

Wyoming Gas Supply Inc. (DE)	El Paso WIC Investments, L.L.C.	100

Wyoming Interstate Company Ltd. (CO)	Wyoming Gas Supply Inc. (LP)	50
	CIG Gas Supply Company (GP)	50

Young Gas Storage Company, Ltd. (CO)	CIG Gas Storage Company	47.5
	Unaffiliated Parties	52.5

		%
		OWNER-
ENTITY NAME	OWNER	SHIP

Zipline, L.L.C. (DE)	El Paso Global Networks Company	50
	Unaffiliated Parties	50

* A very small percentage of stock was issued to Officers/Directors pursuant to the requirements of corporate laws in that country.